Intangible Assets	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Intangible Assets

15. Intangible Assets

		Other intangible assets
	Goodwill €m	Marketing- related €m	Customer- related (i) €m	Contract- based €m	Total €m
At 31 December 2017
Cost/deemed cost	7,198	129	535	80	7,942
Accumulated amortisation (and impairment charges)	(293)	(54)	(331)	(50)	(728)
Net carrying amount	6,905	75	204	30	7,214

At 1 January 2017, net carrying amount	7,396	89	229	47	7,761
Translation Adjustment	(593)	(10)	(22)	(4)	(629)
Arising on acquisition (note 31)	487	4	51	1	543
Reclassified as held for sale	(363)	-	(8)	(1)	(372)
Disposals	(22)	-	(1)	-	(23)
Amortisation charge for year (ii)	-	(8)	(45)	(13)	(66)
At 31 December 2017, net carrying amount	6,905	75	204	30	7,214

The equivalent disclosure for the prior year is as follows:

At 31 December 2016
Cost/deemed cost	7,701	142	659	87	8,589
Accumulated amortisation (and impairment charges)	(305)	(53)	(430)	(40)	(828)
Net carrying amount	7,396	89	229	47	7,761

At 1 January 2016, net carrying amount	7,406	91	264	59	7,820
Translation adjustment	(2)	2	6	1	7
Arising on acquisition (note 31)	71	3	11	-	85
Disposals	(56)	-	(1)	-	(57)
Amortisation charge for year (ii)	-	(7)	(51)	(13)	(71)
Impairment charge for year	(23)	-	-	-	(23)
At 31 December 2016, net carrying amount	7,396	89	229	47	7,761

At 1 January 2016
Cost/deemed cost	7,699	137	639	85	8,560
Accumulated amortisation (and impairment charges)	(293)	(46)	(375)	(26)	(740)
Net carrying amount	7,406	91	264	59	7,820

(i)	The customer-related intangible assets relate predominantly to non-contractual customer relationships.

(ii)	The amortisation charge for the year includes €5 million (2016: €9 million; 2015: €11 million) relating to discontinued operations, which primarily relates to customer-related intangible assets.

Annual goodwill testing

The net book value of goodwill capitalised under previous GAAP (Irish GAAP) as at the transition date to IFRS (1 January 2004) has been treated as deemed cost. Goodwill arising on acquisition since that date is capitalised at cost.

Cash-generating units

Goodwill acquired through business combination activity has been allocated to cash-generating units (CGUs) that are expected to benefit from synergies in that combination. The CGUs represent the lowest level within the Group at which the associated goodwill is monitored for internal management purposes, and are not larger than the operating segments determined in accordance with IFRS 8 Operating Segments. A total of 25 (2016: 25) CGUs have been identified and these are analysed between the six business segments and Americas Distribution below. All businesses within the various CGUs exhibit similar and/or consistent profit margin and asset intensity characteristics. Assets, liabilities, deferred tax and goodwill have been assigned to the CGUs on a reasonable and consistent basis.

	Cash-generating units		Goodwill (€m)
	2017	2016	2017	2016
Europe Heavyside*	14	14	1,770	1,679
Europe Lightside	1	1	365	365
Europe Distribution	1	1	671	665
Europe	16	16	2,806	2,709

Americas Materials*	6	6	2,082	2,077
Americas Products	1	1	1,555	1,671
Americas Distribution	1	1	-	411
Americas	8	8	3,637	4,159

Asia	1	1	462	528

Total Group	25	25	6,905	7,396

* Within the goodwill figures included above for the Europe Heavyside and Americas Materials segments is €339 million of goodwill unallocated to a CGU due to the completion of two acquisitions in quarter four 2017.

Impairment testing methodology and results

Goodwill is subject to impairment testing on an annual basis. The recoverable amount of 24 CGUs is determined based on a value-in-use computation, using Level 3 inputs in accordance with the fair value hierarchy. The held for sale assets (Americas Distribution CGU) were considered separately on a fair value less costs to sell basis, given that a market price has been agreed.

The cash flow forecasts are primarily based on a five-year strategic plan document formally approved by the Board of Directors and specifically exclude the impact of future development activity. These cash flows are projected forward for an additional five years to determine the basis for an annuity-based terminal value, calculated on the same basis as the Group’s acquisition modelling methodology. As in prior years, the terminal value is based on a 20-year annuity, with the exception of certain long-lived cement assets, where an assumption of a 30-year annuity has been used. Projected cash flows beyond the initial evaluation period have been extrapolated using real growth rates ranging from 0.5% to 2.0% in Europe, 1.3% to 1.4% in the Americas and 3.5% in Asia. Such real growth rates do not exceed the long-term average growth rates for the countries in which each CGU operates. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The real pre-tax discount rates used range from 7.0% to 10.3% (2016: 7.1% to 12.0%); these rates are in line with the Group’s estimated weighted average cost of capital, arrived at using the Capital Asset Pricing Model.

The 2017 annual goodwill impairment testing process has resulted in no intangible asset impairments. The 2016 annual goodwill impairment testing process resulted in an impairment of €23 million being recorded in respect of one CGU in the Europe Heavyside segment.

Key sources of estimation uncertainty

The cash flows have been arrived at taking account of the Group’s strong financial position, its established history of earnings and cash flow generation and the nature of the building materials industry, where product obsolescence is very low. However, expected future cash flows are inherently uncertain and are therefore liable to material change over time. The key assumptions employed in arriving at the estimates of future cash flows factored into impairment testing are subjective and include projected EBITDA (as defined)* margins, net cash flows, discount rates used and the duration of the discounted cash flow model.

Significant under-performance in any of CRH’s major CGUs may give rise to a material write-down of goodwill which would have a substantial impact on the Group’s income and equity, however given the excess headroom on the models the likelihood of this happening is not considered a realistic possibility.

Significant goodwill amounts

The goodwill allocated to the UK (Europe Heavyside segment) and the Oldcastle Building Products (Americas Products segment) CGUs account for between 10% and 25% of the total carrying amount shown on page 153. The goodwill allocated to each of the remaining CGUs is less than 10% of the total carrying value in all other cases. The additional disclosures required for the two CGUs with significant goodwill are as follows:

	United Kingdom		Oldcastle Building Products
	2017	2016	2017	2016
Goodwill allocated to the cash-generating unit at balance sheet date	€725m	€748m	€1,555m	€1,670m
Discount rate applied to the cash flow projections (real pre-tax)	7.6%	7.8%	10.3%	11.7%
Average EBITDA (as defined)* margin over the initial 5-year period	13.9%	13.7%	15.1%	14.4%
Value-in-use (present value of future cash flows)	€3,221m	€3,549m	€5,628m	€4,695m
Excess of value-in-use over carrying amount	€1,334m	€1,338m	€2,152m	€1,388m

The key assumptions and methodology used in respect of these two CGUs are consistent with those described above. The values applied to each of the key estimates and assumptions are specific to the individual CGUs and were derived from a combination of internal and external factors based on historical experience and took into account the cash flows specifically associated with these businesses. The cash flows and 20-year annuity-based terminal value were projected in line with the methodology disclosed above.

The UK and Oldcastle Building Products CGUs are not included in the CGUs referred to in the Sensitivity analysis section overleaf. Given the magnitude of the excess of value-in-use over carrying amount, and our belief that the key assumptions are reasonable, management believes that it is not reasonably possible that there would be a change in the key assumptions such that the carrying amount would exceed the value-in-use. Consequently no further disclosures relating to sensitivity of the value-in-use computations for the UK or Oldcastle Building Products CGUs are considered to be warranted.

* EBITDA is defined as earnings before interest, taxes, depreciation, amortisation, asset impairment charges, profit on disposals and the Group’s share of equity accounted investments’ profit after tax.

Sensitivity analysis

Sensitivity analysis has been performed and results in additional disclosures in respect of one CGU (in the Europe Heavyside segment) of the total 25 CGUs. The key assumptions, methodology used and values applied to each of the key assumptions for this CGU are in line with those outlined on page 155 (a 30-year annuity period has been used). This CGU had goodwill of €169 million at the date of testing. The table below identifies the amounts by which each of the following assumptions may either decline or increase to arrive at a zero excess of the present value of future cash flows over the book value of net assets in the CGU selected for sensitivity analysis disclosures:

One cash-generating unit
Reduction in EBITDA (as defined)* margin	2.9 percentage points
Reduction in profit before tax	22.2%
Reduction in net cash flow	18.2%
Increase in pre-tax discount rate	1.7 percentage points

The average EBITDA (as defined)* margin for the CGU over the initial five-year period was 24.0%. The value-in-use (being the present value of the future net cash flows) was €289 million and the carrying amount was €236 million, resulting in an excess of value-in-use over carrying amount of €53 million.

* EBITDA is defined as earnings before interest, taxes, depreciation, amortisation, asset impairment charges, profit on disposals and the Group’s share of equity accounted investments’ profit after tax.